	Summary Prospectus	Ticker Symbols

Massachusetts	May 1, 2015	Class A: FIMAX
Tax Exempt Fund		Class B: FIMGX
Advisor Class: FIMHX
Institutional Class: FIMJX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses. You can also get this information at no cost by calling 1(800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com. The Fund’s prospectus and SAI, both dated May 1, 2015, as each may be amended or supplemented, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The Fund seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of the state of Massachusetts. The Fund also seeks income that is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”).
Fees and Expenses of the Fund:This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-54 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.25%	0.26%	0.25%	0.22%
Total Annual Fund Operating Expenses	1.15%	1.86%	0.85%	0.82%
1. A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$685	$919	$1,172	$1,892
Class B shares	$589	$885	$1,206	$1,994
Advisor Class shares	$87	$271	$471	$1,049
Institutional Class shares	$84	$262	$455	$1,014
You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$685	$919	$1,172	$1,892
Class B shares	$189	$585	$1,006	$1,994
Advisor Class shares	$87	$271	$471	$1,049
Institutional Class shares	$84	$262	$455	$1,014

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a tax preference item for purposes of the AMT, and any applicable state income tax for individual residents of the state of Massachusetts. However, the Fund typically attempts to invest all of its assets in such securities. Such securities include obligations issued by municipalities and other authorities in Massachusetts and U.S. possessions and territories, such as Puerto Rico. In certain cases, dividends paid by the Fund may also be exempt from local income taxes.
The Fund generally invests only in high quality municipal securities that are rated as, or, if unrated, are determined by the Fund to be, investment grade at the time of purchase. Typically, the securities purchased by the Fund have maturities of fifteen years or more at the time of purchase. However, the Fund may invest in securities with any maturity and may also invest in the following types of derivatives: inverse floaters, interest rate swaps, futures contracts and options on futures contracts to increase income, hedge against changes in interest rates or enhance potential return. The Fund may purchase or hold securities that are insured against default by independent insurance companies. In selecting investments, the Fund considers a variety of factors, including: a security’s maturity, coupon, yield, credit quality and call protection, its value relative to other types of municipal securities, and the outlook for interest rates and the economy.
The Fund may sell a security for a variety of reasons, including to adjust the Fund’s duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions. Duration is a measurement of a bond's sensitivity to changes in interest rates. The Fund generally takes taxes into consideration in deciding whether to sell an investment.
Principal Risks: You can lose money by investing in the Fund. The Fund is intended for investors who want a high level of income that is exempt from federal and state income tax, are able to assume a moderate degree of risk, and have a long-term investment horizon. There is no guarantee that the Fund will meet its investment objective. Here are the principal risks of investing in the Fund:
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. The Fund’s return will be affected significantly by events that affect Massachusetts’ economy as well as legislative, political and judicial changes in the state. The Fund’s portfolio may be concentrated in a relatively small number of issuers.

Credit Risk. This is the risk that an issuer of securities will be unable to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer and in the case of insured securities, the quality of the insurer. A municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, such as economic, political, regulatory, or legal developments; a downgrade in an issuer’s credit rating; or other adverse news about the issuer.
Derivatives Risk. Investments in inverse floaters, interest rate swaps, futures contracts, and options on futures contracts involve risks, such as possible default by a counterparty to a swap agreement, potential losses if interest rates do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind, or value.
Interest Rate Risk. The market value of municipal securities is affected by changes in interest rates. In general, when interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. As of the date of this prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.
Securities with longer maturities are more sensitive to changes in interest rates than securities with shorter maturities. Since the Fund typically purchases securities with longer maturities, the Fund will generally have a high degree of interest rate risk. The Fund’s yield may also decline if interest rates decline.
Liquidity Risk. During times of market stress, it may be difficult to sell municipal securities at a time or price most favorable to the Fund.
Market Risk. The prices of municipal securities may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests.
Municipal Securities Risk. The Fund’s return will be impacted by events that affect the municipal securities markets, including legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and economic conditions that threaten the ability of municipalities to raise taxes or obtain the other sources of revenue that back their securities.
Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
Tax Risk. The Fund may invest in municipal securities that pay interest that is subject to federal, state and/or local income tax and/or is a tax preference item for purposes of the AMT or effect transactions that produce taxable capital gains. Interest income on municipal securities held by the Fund may also become subject to income tax due to an adverse change in the law or other events.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund  will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 6.67% (for the quarter ended September 30, 2009) and the lowest quarterly return was
-5.31% (for the quarter ended December 31, 2010).
Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares
(Return Before Taxes)	3.33%	3.34%	3.46%	--
(Return After Taxes on Distributions)	3.33%	3.32%	3.43%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	3.31%	3.15%	3.40%	--
Class B Shares (Return Before Taxes)	4.93%	3.49%	3.48%	--
Advisor Class Shares (Return Before Taxes)	9.95%	--	--	2.04%
Institutional Class Shares (Return Before Taxes)	9.91%	--	--	2.18%
BofA Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)	9.78%	5.38%	4.88%	2.80%
* The average annual total returns shown for Advisor Class and Institutional Class shares are for the period since their commencement on 5/1/13.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser.
Portfolio Manager: Clark D. Wagner, Director of Fixed Income, has served as the Portfolio Manager of the Fund since 1991.
Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800) 423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information: The Fund intends to distribute dividends that are generally exempt from federal income tax and are not a tax preference item for purposes of the federal alternative minimum tax. However, a portion of the Fund’s distributions may be subject to such taxes. The Fund also intends to distribute dividends that are also exempt from state income taxes and, in certain instances, from local taxes for resident shareholders of the state of Massachusetts; however, certain distributions may be subject to capital gains tax.
Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, which receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s Statement of Additional Information or visit First Investors’ or your financial intermediary’s website.

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